                                                                 EXHIBIT (a)(42)

                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

                            CERTIFICATE OF CORRECTION
                            TO ARTICLES SUPPLEMENTARY

     AMERICAN CENTURY CAPITAL  PORTFOLIOS,  INC., a Maryland  corporation  whose principal Maryland office is located in Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland
that:

     1. This Certificate of Correction is filed to correct a typographical error in the Corporation's Articles Supplementary.

     2. Said Articles  Supplementary  were filed by the Corporation on September
10, 2007.

     3. Article NINTH requiring correction as previously filed is as follows:

                                                NUMBER OF
                                                SHARES               AGGREGATE
  SERIES NAME            CLASS NAME             ALLOCATED            PAR VALUE
  -----------            ----------           -------------         -----------
 Equity Income Fund      Investor             1,500,000,000         $15,000,000
                         Institutional          240,000,000           2,400,000
                         R                       20,000,000             200,000
                         B                       20,000,000             200,000
                         A                      475,000,000           4,750,000
                         C                       50,000,000             500,000

 Value Fund              Investor             1,250,000,000         $12,500,000
                         Institutional          125,000,000           1,250,000
                         R                       20,000,000             200,000
                         C                       20,000,000             200,000
                         A                    1,500,000,000          1,5000,000
                         B                       20,000,000             200,000

 Real Estate Fund        Investor               125,000,000          $1,250,000
                         Institutional           50,000,000             500,000
                         A                       50,000,000             500,000
                         C                       20,000,000             200,000
                         R                       20,000,000             200,000
                         B                       20,000,000             200,000

Small Cap Value Fund     Investor               500,000,000          $5,000,000
                         Institutional          150,000,000           1,500,000
                         R                       50,000,000             200,000
                         Advisor                150,000,000           1,500,000
                         C                       20,000,000             200,000

Equity Index Fund        Investor               150,000,000          $1,500,000
                         Institutional          500,000,000           5,000,000

Mid Cap Value Fund       Investor                75,000,000            $750,000
                         Institutional           20,000,000             200,000
                         Advisor                 20,000,000             200,000
                         R                       20,000,000             200,000

                                                NUMBER OF
                                                SHARES               AGGREGATE
  SERIES NAME            CLASS NAME             ALLOCATED            PAR VALUE
  -----------            ----------           -------------         -----------
Large Company Value      Investor               550,000,000          $5,500,000
  Fund                   Institutional          200,000,000           2,000,000
                         C                       50,000,000             500,000
                         R                       20,000,000             200,000
                         A                      150,000,000           1,500,000
                         Advisor                150,000,000           1,500,000
                         B                       20,000,000             200,000

NT Large Company Value   Institutional           30,000,000            $300,000
  Fund

NT Mid Cap Value Fund    Institutional           30,000,000            $300,000

     4. The above Article  NINTH is hereby  amended by deleting the text thereof in their entirety and inserting in lieu therefor the following:

                                                NUMBER OF
                                                SHARES               AGGREGATE
  SERIES NAME            CLASS NAME             ALLOCATED            PAR VALUE
  -----------            ----------           -------------         -----------
 Equity Income Fund      Investor             1,500,000,000         $15,000,000
                         Institutional          240,000,000           2,400,000
                         R                       20,000,000             200,000
                         B                       20,000,000             200,000
                         A                      475,000,000           4,750,000
                         C                       50,000,000             500,000

 Value Fund              Investor             1,250,000,000         $12,500,000
                         Institutional          125,000,000           1,250,000
                         R                       20,000,000             200,000
                         C                       20,000,000             200,000
                         A                      150,000,000           1,500,000
                         B                       20,000,000             200,000

 Real Estate Fund        Investor               125,000,000          $1,250,000
                         Institutional           50,000,000             500,000
                         A                       50,000,000             500,000
                         C                       20,000,000             200,000
                         R                       20,000,000             200,000
                         B                       20,000,000             200,000

Small Cap Value Fund     Investor               500,000,000          $5,000,000
                         Institutional          150,000,000           1,500,000
                         Advisor                150,000,000           1,500,000
                         C                       40,000,000             400,000

Equity Index Fund        Investor               150,000,000          $1,500,000
                         Institutional          500,000,000           5,000,000

                                                NUMBER OF
                                                SHARES               AGGREGATE
  SERIES NAME            CLASS NAME             ALLOCATED            PAR VALUE
  -----------            ----------           -------------         -----------
Mid Cap Value Fund       Investor                75,000,000          $  750,000
                         Institutional           20,000,000             200,000
                         Advisor                 20,000,000             200,000
                         R                       20,000,000             200,000

Large Company Value      Investor               550,000,000          $5,500,000
  Fund                   Institutional          200,000,000           2,000,000
                         C                       50,000,000             500,000
                         R                       20,000,000             200,000
                         A                      150,000,000           1,500,000
                         Advisor                150,000,000           1,500,000
                         B                       20,000,000             200,000

NT Large Company Value  Institutional            30,000,000            $300,000
  Fund

NT Mid Cap Value Fund    Institutional           30,000,000            $300,000

     IN WITNESS WHEREOF,  AMERICAN CENTURY CATAL  PORTFOLIOS,  INC. has caused this  Certificate of Correction to the Articles  Supplementary  to be signed and acknowledged  in its name and on its behalf by its  Senior  Vice  President  and attested to by its Assistant Secretary on this 18th day of September, 2007.

                                           AMERICAN CENTURY CAPITAL
                                             PORTFOLIOS, INC.
ATTEST:

/s/ Otis H. Cowan                          /s/ Charles A. Etherington
-----------------------------------        -------------------------------------
Name:  Otis H. Cowan                       Name:   Charles A. Etherington
Title: Assistant Secretary                 Title:  Senior Vice President

     THE  UNDERSIGNED  Vice President of AMERICAN  CENTURY  CAPITAL  PORTFOLIOS,
INC., who executed on behalf of said  Corporation  the foregoing  Certificate of
Correction  to  the  Articles  Supplementary  to  the  Charter,  of  which  this certificate is made a part, hereby acknowledges, in the name of and on behalf of said  Corporation,  the  foregoing  Certificate  of  Correction  to the Articles
Supplementary  to the Charter to be the corporate act of said  Corporation,  and further  certifies  that, to the best of his knowledge,  information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects under the penalties of perjury.

Dated:  September 18, 2007                 /s/ Charles A. Etherington
                                           -------------------------------------
                                           Charles A. Etherington